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                                EXHIBIT (10)(a)
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                        CONSENT OF INDEPENDENT AUDITORS

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                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Financial Statements" in the Prospectuses and "Independent Auditors" in the Statements of Additional Information and to the use of our reports (1) dated March 27, 1998 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which comprise The Endeavor Variable Annuity, (2) dated March 27, 1998 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which comprise The Endeavor ML Variable Annuity, and (3) dated February 27, 1998 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 15 to the Registration Statement (Form N-4
No. 33-33085) and related Prospectuses of The Endeavor Variable Annuity and The Endeavor ML Variable Annuity.


                                       /s/  Ernst & Young LLP


Des Moines, Iowa
April 27, 1998